Exhibit 10.3

Execution Version

FOURTEENTH AMENDMENT

TO CREDIT AGREEMENT

This FOURTEENTH AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), is entered into as of April 10, 2024, among Loar Group Inc., a Delaware corporation (as successor by merger to Loar Merger Sub, Inc., the “Borrower”), the Lenders party hereto, and First Eagle Alternative Credit, LLC (as successor by merger to First Eagle Private Credit, LLC (f/k/a NewStar Financial, Inc.)), as administrative agent for the Lenders (in such capacity, the “Administrative Agent”) and as collateral agent for the Secured Parties (in such capacity, the “Collateral Agent”).

WITNESSETH:

WHEREAS, Loar Holdings, LLC, a Delaware limited liability company (“Holdings”), the Borrower, the Guarantors party thereto from time to time, the Lenders party thereto from time to time, the Administrative Agent and the Collateral Agent are parties to that certain Credit Agreement, dated as of October 2, 2017 (as amended by the First Amendment to Credit Agreement, dated as of August 10, 2018, the Second Amendment to Credit Agreement, dated as of October 26, 2018, the Third Amendment to Credit Agreement, dated as of December 21, 2018, the Fourth Amendment to Credit Agreement, dated as of May 17, 2019, the Fifth Amendment to Credit Agreement, dated as of October 16, 2019, the Sixth Amendment to Credit Agreement, dated as of April 2, 2020, the Seventh Amendment to Credit Agreement, dated as of April 17, 2020, the Eighth Amendment to Credit Agreement, dated as of December 28, 2020, the Ninth Amendment to Credit Agreement, dated as of April 1, 2022, the Tenth Amendment to Credit Agreement, dated as of May 20, 2022, the Eleventh Amendment to Credit Agreement, dated as of July 28, 2022, the Twelfth Amendment to Credit Agreement, dated as of June 30, 2023, the Thirteenth Amendment to Credit Agreement, dated as of March 26, 2024, and as otherwise amended, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement” and, as amended by this Amendment, the “Amended Credit Agreement”; capitalized terms used herein (including in the preamble hereto) that are not otherwise defined herein shall have the respective meanings assigned to such terms in the Amended Credit Agreement); and

WHEREAS, the Borrower, the Lenders and the Agents are willing to amend the Credit Agreement as set forth in Section 1 of this Amendment subject to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the mutual agreements, provisions and covenants contained herein, the parties hereto agree as follows:

SECTION 1. Amendments to Credit Agreement. Upon satisfaction (or waiver by the Lenders) of the conditions set forth in Section 2 hereof, the Credit Agreement is hereby amended as follows:

(a) Section 1.01 of the Credit Agreement is hereby amended by amending and restating the definition of “Eligible Assignee” in its entirety as follows:

““Eligible Assignee” shall mean (a) a Lender, (b) an Affiliate of a Lender, (c) an Approved Fund of a Lender, (d) each of Holdings and the Borrower, solely in the case of an assignment of Term Loans to Holdings or the Borrower (as applicable) in accordance with Section 10.04(g), and (e) any other Person that, in the case of an assignment of Loans or Commitments pursuant to Section 10.04(a), has been consented to by the Administrative Agent and, to the extent required by Section 10.04(a), the Borrower, in each case, in accordance with Section 10.04(a); other than, in each case, (i) a Disqualified Lender, (ii) a Sanctioned Person, (iii) a natural person or a holding company, investment vehicle or trust for, or owned and operated for the primary benefit of, a natural person, other than any holding company, investment vehicle or trust for, or owned and operated for the primary benefit of, any Closing Date Investor, (iv) Holdings and its Subsidiaries, except with respect to assignment of Terms Loans to Holdings and/or the Borrower in accordance with Section 10.04(g) and (v) Affiliates of Holdings and its Subsidiaries, except for Affiliated Lenders in accordance with Section 10.04(f).”

(b) Section 1.01 of the Credit Agreement is hereby amended by adding the following new definitions in appropriate alphabetical order:

““Greenshoe Closing Date” means, with respect to any Greenshoe Option, the date on which the exercise of such Greenshoe Option is consummated.”

““Greenshoe Option” means any “greenshoe”, “over-allotment” or similar option by the underwriters with respect to any IPO.”

““IPO” means any transaction or series of related transactions (including any merger with a special purpose acquisition company or a Subsidiary thereof) after which the common Equity Interests of Holdings or Parent constitutes publicly traded Equity Interests on any U.S. securities exchange.”

““IPO Closing Date” means the date on which the IPO is consummated.”

“”Open Market Purchase Expiry Date” has the meaning assigned to such term in Section 10.04(g).”

(c) Section 2.13(d) of the Credit Agreement is hereby amended by amending and restating clause (ii) thereof in its entirety as follows:

“(ii) the provisions of this paragraph shall not be construed to apply to (x) any payment made by the Borrower pursuant to and in accordance with the express terms of this Agreement or (y) any payment obtained by a Lender as consideration for the assignment of or sale of a participation in any of its Loans to any assignee or participant, other than (excluding any assignment of Term Loans to Holdings and/or the Borrower in accordance with Section 10.04(g)) to Holdings or any Subsidiary thereof (as to which the provisions of this paragraph shall apply).”

(d) Section 10.04 of the Credit Agreement is hereby amended by amending and restating clause (a) thereof in its entirety as follows:

“(a) Successors and Assigns Generally. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby, except that the Borrower may not assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of the Administrative Agent, the Collateral Agent and each Lender. Assignments by the Borrower or other transfers by the Borrower of any rights or obligations hereunder made in contravention with this Section 10.04(a) shall be null and void. Subject to the restrictions and limitations set forth in this Section 10.04, each Lender may assign (pursuant to an Assignment and Assumption and in minimum amounts of at least $1,000,000 or such Lender’s remaining Loans or Commitments (provided, that this minimum amount shall not apply to assignments between Lenders and their Affiliates and Approved Funds)) or otherwise transfer any of its rights or obligations hereunder to one or more Eligible Assignees; provided that, except in the case of any assignment pursuant to Section 10.04(g) below, any assignment to an Eligible Assignee that is not a Lender, an Affiliated Lender or an Approved Fund

of a Lender shall require the consent of (x) the Administrative Agent (not to be unreasonably withheld, conditioned and delayed) and (y) so long as no Event of Default pursuant to Section 8.01(a), (b), (g) or (h) has occurred and is continuing, the Borrower (not to be unreasonably withheld, conditioned and delayed; it being agreed that (1) the investment objective or history of any prospective assignee or its Affiliates shall be a reasonable basis for the Borrower to withhold consent and (2) the Borrower may withhold its consent, in its sole discretion, to any assignment to any person that is not a Disqualified Lender but is known by the Borrower to be an Affiliate of a Disqualified Lender regardless of whether such person is identifiable as an Affiliate of a Disqualified Institution on the basis of such Affiliate’s name or otherwise), which consent of the Borrower, in connection with any assignment of Term Loans or Term Loan Commitments, shall be deemed given if the Borrower does not object in writing to the Administrative Agent to a request for consent within ten (10) Business Days after receipt of such consent request). Other than in the case of assignment pursuant to Section 10.04(g) below, each Eligible Assignee, if it shall not be a Lender, shall deliver to the Administrative Agent an Administrative Questionnaire and, unless waived by the Administrative Agent in its sole discretion, a processing and recordation fee of $3,500; provided, however, that such processing and recordation fee shall not be payable in connection with any assignment among Blackstone and the Blackstone Designees. Nothing in this Agreement, expressed or implied, shall be construed to confer upon any person (other than the parties hereto, their respective successors and assigns permitted hereby, Participants to the extent provided in paragraph (d) of this Section 10.04 and, to the extent expressly contemplated hereby, the other Indemnitees) any legal or equitable right, remedy or claim under or by reason of this Agreement.”

(e) Section 10.04 of the Credit Agreement is hereby amended by adding (as a new paragraph) a new clause (g) immediately after clause (f) thereof as follows:

“(g) Assignments to Holdings and the Borrower. Notwithstanding Section 2.13 or any other provision herein to the contrary, at any time on or prior to the date that is seven (7) Business Days after the date that is thirty (30) days after the IPO Closing Date (the “Open Market Purchase Expiry Date”; provided that, if a Greenshoe Option has been exercised on or prior to such date, the Open Market Purchase Expiry Date shall be seven (7) business days after the Greenshoe Closing Date (or, in each case, such later date as the Lender Representative may agree), Holdings and the Borrower may purchase Term Loans hereunder from any Lender on a non-pro rata basis pursuant to open market purchases (which purchases may be (x) documented in such written agreement or other document as such parties may agree and (y) conditioned upon the consummation of the IPO and/or such other conditions as set forth in such written agreement or other document between such parties); provided that (i) no proceeds of any Revolving Credit Loans shall be used to acquire such Term Loans, (ii) the principal amount of the Term Loans so purchased by Holdings (it being understood and agreed that if Holdings has purchased such Term Loans, upon such purchase, Holdings, shall automatically be deemed to have contributed the principal amount of such Term Loans, plus all accrued and unpaid interest thereon, to the Borrower) and the Borrower shall immediately be deemed cancelled and no longer outstanding on the effective date of such purchase (and for the avoidance of doubt, may not be resold by Holdings, any direct or indirect parent thereof, the Borrower or any of its Subsidiaries) for all purposes of this Agreement and all other Loan Documents and (iii) the Borrower shall promptly provide notice to the Administrative Agent of such purchase of Term Loans, and the Administrative Agent, upon receipt of such notice, shall reflect the cancellation of the applicable Term Loans in the Register.

The aggregate outstanding principal amount of the Term Loans of the applicable Class shall be deemed reduced by the full par value of the aggregate principal amount of the Term Loans purchased by, or contributed to (in each case, and subsequently cancelled hereunder), Holdings or the Borrower pursuant to this Section 10.04(g) and each principal repayment installment with respect to the Term Loans of such Class pursuant to Section 2.08(a), (b) and/or (d), as applicable, shall be reduced pro rata by the par value of the aggregate principal amount of Term Loans so purchased or contributed (and subsequently cancelled).”

SECTION 2. Conditions to Effectiveness of this Amendment. This Amendment shall become effective on the date (the “Fourteenth Amendment Effective Date”) by which there shall have occurred the prior or concurrent fulfillment of each of the conditions precedent set forth in this Section 2.

(a) Amendment. There shall have been delivered to the Lender Representative and the Agents a counterpart of this Amendment, duly executed by each Lender and each other person contemplated to be a party hereto.

(b) Fees & Expenses. All fees, costs and expenses (in the case of expenses, to the extent invoiced at least three (3) Business Days prior to the Fourteenth Amendment Effective Date (except as otherwise reasonably agreed by the Borrower)), required to be paid to Blackstone and the Agents on the Fourteenth Amendment Effective Date shall have been paid, or shall be paid substantially concurrently with the occurrence of the Fourteenth Amendment Effective Date.

SECTION 3. Representations and Warranties. On and as of the Fourteenth Amendment Effective Date, the Borrower represents and warrants to each of the Agents and each of the Lenders:

(a) Authorization; Enforceability. The entering into of the Amendment by the Borrower is within the Borrower’s powers and has been duly authorized by all necessary corporate action on the part of the Borrower. The Amendment has been duly executed and delivered by the Borrower and constitutes a legal, valid and binding obligation of the Borrower, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

(b) No Conflicts. The entering into of the Amendment by the Borrower (i) does not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except (1) such as have been obtained or made and are in full force and effect, (2) filings necessary to perfect Liens created by the Loan Documents and (3) consents, approvals, registrations, filings, permits or actions the failure to obtain or perform which could not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect; (ii) will not violate the Organizational Documents of the Borrower; (iii) will not violate any Requirement of Law; (iv) will not violate or result in a default or require any consent or approval under any indenture, agreement or other instrument binding upon any Company or its property, or give rise to a right thereunder to require any payment to be made by any Company; (v) will not violate any order, judgment or decree of any court or other agency of government binding on any Company and (vi) will not result in the creation or imposition of any Lien on any property of any Company, except Liens created by the Loan Documents and Permitted Liens; except in the case of clauses (i), (iii), (iv), and (v) to the extent such violation, conflict, breach or default could not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect.

(c) Credit Agreement Representations. Immediately before and immediately after giving effect to this Amendment, the representations and warranties set forth in Article III of the Credit Agreement and each other Loan Document are true and correct in all material respects on and as of the Fourteenth Amendment Effective Date (other than those representations and warranties that are expressly qualified by a Material Adverse Effect or other materiality, in which case such representations and warranties shall be true and correct in all respects after giving effect to such qualification and other than those representations and warranties that are expressly made as of an earlier specified date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier specified date); provided that for purposes hereof, each reference to the Closing Date set forth in Sections 3.05, 3.06(b), 3.06(c), 3.07(a), 3.07(b), 3.14 and 3.17, shall be deemed to be a reference to the Fourteenth Amendment Effective Date.

SECTION 4. Ratification of Liability. As of the Fourteenth Amendment Effective Date, the Borrower, as debtor, grantor, pledgor, guarantor, assignor, or in other similar capacity in which the Borrower grant liens or security interests in its property or otherwise acts as an accommodation party or guarantor, as the case may be, under the Loan Documents to which it is a party, hereby ratifies and reaffirms all of its payment and performance obligations and obligations to indemnify, contingent or otherwise, under each of such Loan Documents to which it is party, and ratifies and reaffirms its grant of liens on or security interests in its property pursuant to such Loan Documents to which it is a party, respectively, as security for the Obligations, and as of the Fourteenth Amendment Effective Date, the Borrower hereby confirms and agrees that such liens and security interests hereafter secure all of the Obligations, including, without limitation, all additional Obligations hereafter arising or incurred pursuant to or in connection with the Amendment, the Amended Credit Agreement or any other Loan Document. As of the Fourteenth Amendment Effective Date, the Borrower further agrees and reaffirms that the Loan Documents to which it is a party now apply to all Obligations as defined in the Amended Credit Agreement (including, without limitation, all additional Obligations hereafter arising or incurred pursuant to or in connection with this Amendment, the Amended Credit Agreement or any other Loan Document).

SECTION 5. Reference to and Effect upon the Credit Agreement.

(a) Except as specifically amended hereby, all terms, conditions, covenants, representations and warranties contained in the Amended Credit Agreement and other Loan Documents, and all rights of the Secured Parties and all of the Obligations, shall remain in full force and effect. As of the Fourteenth Amendment Effective Date, the Borrower hereby confirms on behalf of itself and the other Loan Parties that the Amended Credit Agreement and the other Loan Documents are in full force and effect and that neither the Borrower nor any other Loan Party has any right of setoff, recoupment or other offset or any defense, claim or counterclaim with respect to any of the Obligations, the Amended Credit Agreement or any other Loan Document.

(b) Except as specifically set forth herein, the execution, delivery and effectiveness of this Amendment shall not directly or indirectly (i) constitute a consent or waiver of any past, present or future violations of any provisions of the Credit Agreement or any other Loan Documents nor constitute a novation of any of the Obligations under the Credit Agreement or other Loan Documents or (ii) constitute a course of dealing or other basis for altering any Obligations or any other contract or instrument.

(c) From and after the Fourteenth Amendment Effective Date, (i) the term “Agreement” in the Credit Agreement, and all references to the Credit Agreement in any other Loan Document, shall mean the Credit Agreement, as amended by, among other things, this Amendment and (ii) the term “Loan Documents” in the Credit Agreement and the other Loan Documents shall include, without limitation, the Amendment and any agreements, instruments and other documents executed and/or delivered in connection herewith.

(d) This Amendment shall not be deemed or construed to be a satisfaction, reinstatement, novation or release of the Credit Agreement or any other Loan Document.

SECTION 6. Governing Law; Jurisdiction; Consent to Service of Process. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK. THE PROVISIONS OF SECTION 10.09(b), (c) and (d) OF THE AMENDED CREDIT AGREEMENT ARE INCORPORATED HEREIN BY REFERENCE, MUTATIS MUTANDIS, AS IF FULLY SET FORTH HEREIN.

SECTION 7. Counterparts; Integration. This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Amendment and any separate letter agreements with respect to fees payable to the Agents or the Lenders listed on the signature pages hereto, constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. Delivery of an executed counterpart of a signature page of this Amendment by telecopier or in electronic (i.e., “pdf” or “tif”) format shall be effective as delivery of a manually executed counterpart of this Amendment.

SECTION 8. Severability. Any provision of this Amendment held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

SECTION 9. Headings. Article and Section headings used herein are for convenience of reference only, are not part of this Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment.

SECTION 10. Notices. All notices, requests, and demands to or upon the respective parties hereto shall be given in accordance with the Amended Credit Agreement.

SECTION 11. Expenses. The Borrower agrees to pay all reasonable documented out-of-pocket expenses of Paul Hastings LLP, counsel to the Administrative Agent and the Collateral Agent, and Willkie Farr & Gallagher LLP, counsel to the Lender Representative, in connection with the negotiation, preparation, execution and delivery of this Amendment, as well as ongoing reasonable documented out-of-pocket expenses incurred after the Fourteenth Amendment Effective Date in connection herewith, in each case in accordance with Section 10.03 of the Amended Credit Agreement.

SECTION 12. Waiver of Jury Trial. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE REQUIREMENTS OF LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AMENDMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AMENDMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 12.

SECTION 13. Agent Authorization. Each of the undersigned Lenders hereby authorizes the Agents to execute and deliver this Amendment and the other documents entered into in connection herewith on its behalf, and by its execution below, each of the undersigned Lenders agrees to be bound by the terms and conditions of this Amendment and such other documents.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

LOAR GROUP INC.,
as Borrower

By:	/s/ Glenn D’Alessandro
Name: Glenn D’Alessandro
Title: Chief Financial Officer

[Signature Page to Fourteenth Amendment to Credit Agreement]

FIRST EAGLE ALTERNATIVE CREDIT, LLC (as successor by merger to FIRST EAGLE PRIVATE CREDIT, LLC (f/k/a NEWSTAR FINANCIAL, INC.)), as Administrative Agent and Collateral Agent

By:	/s/ Renee Cedorchuk
Name: Renee Cedorchuk
Title: Vice President, Operations

[Signature Page to Fourteenth Amendment to Credit Agreement]

GSO COF III AIV-1 LP, as a Lender

By: GSO Capital Opportunities Associates III LLC, its general partner

By:	/s/ Marisa J. Beeney
Name: Marisa J. Beeney
Title: Authorized Signatory

GSO COF III AIV-4 LP, as a Lender

By: GSO Capital Opportunities Associates III LLC, its general partner

By:	/s/ Marisa J. Beeney
Name: Marisa J. Beeney
Title: Authorized Signatory

GSO BARRE DES ECRINS MASTER FUND SCSP, as a Lender

By: Blackstone Alternative Credit Advisors LP, its Investment Adviser

By:	/s/ Marisa J. Beeney
Name: Marisa J. Beeney
Title: Authorized Signatory

GSO BROOME STREET LLC, as a Lender

By: GSO Orchid Fund LP, its Member
By GSO Orchid Associates LLC, its General Partner

By:	/s/ Marisa J. Beeney
Name: Marisa J. Beeney
Title: Authorized Signatory

[Signature Page to Fourteenth Amendment to Credit Agreement]

BCRED DENALI PEAK FUNDING LLC, as a Lender

By: Blackstone Private Credit Fund, its sole member
By: Blackstone Credit BDC Advisors LLC, as investment advisor

By:	/s/ Marisa J. Beeney
Name: Marisa J. Beeney
Title: Authorized Signatory

BCRED SUMMIT PEAK FUNDING LLC, as a Lender

By: Blackstone Private Credit Fund, its sole member
By: Blackstone Credit BDC Advisors LLC, as investment advisor

By:	/s/ Marisa J. Beeney
Name: Marisa J. Beeney
Title: Authorized Signatory

BCRED MML CLO 2023-1 LLC, as a Lender

By: Blackstone Private Credit Fund, as Collateral Manager
By: Blackstone Credit BDC Advisors LLC, as investment advisor

By:	/s/ Marisa J. Beeney
Name: Marisa J. Beeney
Title: Authorized Signatory

[Signature Page to Fourteenth Amendment to Credit Agreement]

BCRED MML CLO 2022-1 LLC, as a Lender

By: Blackstone Private Credit Fund, as Collateral Manager
By: Blackstone Credit BDC Advisors LLC, as investment advisor

By:	/s/ Marisa J. Beeney
Name: Marisa J. Beeney
Title: Authorized Signatory

BCRED MML CLO 2021-1 LLC, as a Lender

By: Blackstone Private Credit Fund, as Collateral Manager
By: Blackstone Credit BDC Advisors LLC, as investment advisor

By:	/s/ Marisa J. Beeney
Name: Marisa J. Beeney
Title: Authorized Signatory

BLACKSTONE PRIVATE CREDIT FUND, as a Lender

By: Blackstone Credit BDC Advisors LLC, as investment advisor

By:	/s/ Marisa J. Beeney
Name: Marisa J. Beeney
Title: Authorized Signatory

BCRED BISON PEAK FUNDING LLC, as a Lender

By: Blackstone Private Credit Fund, its sole member
By: Blackstone Credit BDC Advisors LLC, as investment advisor

By:	/s/ Marisa J. Beeney
Name: Marisa J. Beeney
Title: Authorized Signatory

[Signature Page to Fourteenth Amendment to Credit Agreement]

BCRED WINDOM PEAK FUNDING LLC, as a Lender

By: Blackstone Private Credit Fund, its sole member
By: Blackstone Credit BDC Advisors LLC, as investment advisor

By:	/s/ Marisa J. Beeney
Name: Marisa J. Beeney
Title: Authorized Signatory

BCRED BUSHNELL PEAK FUNDING LLC, as a Lender

By: Blackstone Private Credit Fund, its sole member
By: Blackstone Credit BDC Advisors LLC, as investment advisor

By:	/s/ Marisa J. Beeney
Name: Marisa J. Beeney
Title: Authorized Signatory

BCRED GRANITE PEAK FUNDING LLC, as a Lender

By: Blackstone Private Credit Fund, its sole member
By: Blackstone Credit BDC Advisors LLC, as investment advisor

By:	/s/ Marisa J. Beeney
Name: Marisa J. Beeney
Title: Authorized Signatory

BCRED HAYDON PEAK FUNDING LLC, as an Additional Lender

By: Blackstone Private Credit Fund, its sole member
By: Blackstone Credit BDC Advisors LLC, as investment advisor

By:	/s/ Marisa J. Beeney
Name: Marisa J. Beeney
Title: Authorized Signatory

[Signature Page to Fourteenth Amendment to Credit Agreement]

BCRED MIDDLE PEAK FUNDING LLC, as a Lender

By: Blackstone Private Credit Fund, its sole member
By: Blackstone Credit BDC Advisors LLC, as investment advisor

By:	/s/ Marisa J. Beeney
Name: Marisa J. Beeney
Title: Authorized Signatory

[Signature Page to Fourteenth Amendment to Credit Agreement]

BCRED MML CLO 2022-2 LLC, as a Lender

By: Blackstone Private Credit Fund, as Collateral Manager
By: Blackstone Credit BDC Advisors LLC, as investment advisor

By:	/s/ Marisa J. Beeney
Name: Marisa J. Beeney
Title: Authorized Signatory

[Signature Page to Fourteenth Amendment to Credit Agreement]